UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

TREES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

215 Union Boulevard, Suite 415 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 12, 2024, TREES Corporation (the “Company”) entered into a Senior Secured Promissory Note with an issue date of June 15, 2024 with TCM Tactical Opportunities Fund II LP and/or affiliates thereof (“Holder”) in the principal amount of $500,000 (the “Note”). The Note bears interest at the rate of 12% per annum and matures on September 15, 2026.  The Note is pari passu to any amount(s) that may become due and payable under those certain Amended and Restated Senior Secured Convertible Promissory Notes issued on December 15, 2023 by the Company in favor of Holder and certain other investors (the “December 2023 Notes”). In the event of liquidation, the Note is elevated in right of payment ahead of the December 2023 Notes as well as any existing Company debts, and payment of the Note is pari passu in respect of payment of that certain Working Capital Note of the Company in favor of Holder issued on December 15, 2023, also in the principal amount of $500,000 (“2023 Working Capital Note”).

Holder is a senior secured lender of the Company and the lead investor in connection with the December 2023 Notes. Reference is made to the Form 8-K of the Company filed on December 21, 2023 for a more complete description of the transaction relating to the December 2023 Notes.

Also on June 12, 2024, the Company amended and restated the 2023 Working Capital Note with an issue date of June 15, 2024, to adjust the liquidation provision contained therein to align substantially as described above for the Note.

The foregoing descriptions of the above agreements do not purport to be complete and are qualified in their entirety by reference to the full texts thereof, which are annexed hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Note is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b)	Exhibits.

Exhibit No.	Description
10.1	Form of Working Capital Note with issue date of June 15, 2024.
10.2	Amended and Restated Working Capital Note dated December 15, 2023 (issue date of June 15, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 14, 2024

TREES CORPORATION

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer

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